COMMON STOCK                                               COMMON STOCK
   Number                                                      Shares

                             [UTI CORPORATION LOGO]

                                                       SEE REVERSE FOR CERTAIN
                                                    DEFINITIONS AND RESTRICTIONS

INCORPORATED UNDER THE LAWS
        OF MARYLAND
                                                               CUSIP 90339Y 10 8


THIS CERTIFIES THAT



IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER
SHARE, OF


  ------------------------------                 ------------------------
  ------------------------------ UTI CORPORATION ------------------------
  ------------------------------                 ------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

   WITNESS the facsimile signatures of the Corporation's duly authorized officers.

DATED:

/s/ Steven D. Neumann                      /s/ Andrew D. Freed
        SECRETARY                                PRESIDENT

COUNTERSIGNED AND REGISTERED
CORPORATE STOCK TRANSFER
           (DENVER, CO)  TRANSFER AGENT AND REGISTRAR

BY

                                AUTHORIZED SIGNATURE

                                 UTI CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common                   UNIF GIFT MIN ACT--__________Custodian_________
     TEN ENT - as tenants by the entireties                               (Cust)             (Minor)
     JT TEN  - as joint tenants with right
               of survivorship and not as                                 under Uniform Gifts to
               tenants in common                                          Minors Act ______________
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby, sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


________________________________________________________________________________

  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________
shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                                       X
     ---------------------------------       -----------------------------------
                                            X
                                             -----------------------------------
                                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                             CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                             CHANGE WHATEVER.

SIGNATURE GUARANTEED:___________________________________________________________
                     THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
                     AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE
                     17Ad-15